SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 12, 2013

Ally Master Owner Trust

(Issuing Entity with respect to Securities)

Ally Wholesale Enterprises LLC

(Depositor with respect to Securities)

Ally Bank

(Sponsor with respect to Securities)

Delaware	333-167044-1	27-6449246
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Ally Wholesale Enterprises LLC 200 Renaissance Center Detroit, Michigan		48265
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (313) 656-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	and 8.01. Entry into a Material Definitive Agreement and Other Events

Ally Wholesale Enterprises LLC (the “Company”) has registered an issuance of $25,700,000,000 in principal amount of asset backed notes on Form S-3 (Registration File No. 333-167044) under the Securities Act of 1933, as amended (the “Act”) filed on May 24, 2010, as amended by Pre-Effective Amendment No. 1 on July 9, 2010, by Pre-Effective Amendment No. 2 on July 29, 2010, and by Pre-Effective Amendment No. 3 on August 10, 2010 (as amended, the “Registration Statement”).

On February 12, 2013, the Company and Ally Bank entered into an Underwriting Agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), for the issuance and sale of $650,000,000 Class A-1 Floating Rate Asset Backed Notes, Series 2013-1 (the “Class A-1 Notes”) and $350,000,000 Class A-2 Fixed Rate Asset Backed Notes, Series 2013-1 (the “Class A-2 Notes” and, together with the Class A-1 Notes, the “Class A Notes” or the “Offered Notes”) of Ally Master Owner Trust (the “Issuing Entity”). The Issuing Entity will also issue $74,830,000 Class B Floating Rate Asset Backed Notes, Series 2013-1 (the “Class B Notes”), $54,422,000 Class C Floating Rate Asset Backed Notes, Series 2013-1 (the “Class C Notes”), $40,816,000 Class D Floating Rate Asset Backed Notes, Series 2013-1 (the “Class D Notes”), and $190,476,218 Class E Asset Backed Equity Notes, Series 2013-1 (the “Class E Notes,” and collectively with the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, the “Notes”), which will not be sold pursuant to the Underwriting Agreement. Only the Offered Notes have been registered pursuant to the Act under the Registration Statement. The Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes may be retained by the Company or sold in one or more separate transactions intended to be exempt from the registration requirements of the Act. It is expected that the Notes will be issued on or about February 21, 2013 (the “Closing Date”).

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Offered Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes will be issued pursuant to the Series 2013-1 Indenture Supplement (the “Series 2013-1 Indenture Supplement”), a form of which is attached hereto as Exhibit 4.1, to be dated as of the Closing Date between the Issuing Entity and Wells Fargo Bank, National Association, as Indenture Trustee (the “Indenture Trustee”) to an indenture (the “Indenture”), dated as of February 12, 2010, between the Issuing Entity and the Indenture Trustee.

The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of a revolving pool of receivables arising under floorplan financing agreements between Ally Bank and a group of retail automotive dealers (such revolving pool the “Pool of Accounts”).

As of January 22, 2013, the Pool of Accounts had the characteristics described in the Prospectus Supplement dated as of February 12. 2013, to be filed with the Commission pursuant to Rule 424(b)(5) of the Act.

Legal opinions of Kirkland & Ellis LLP are attached as Exhibit 5.1 and Exhibit 8.1

Item 9.01.	Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of February 12, 2013, by and among Ally Bank, Ally Wholesale Enterprises LLC and Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the underwriters named therein.

Exhibit 4.1	Form of Series 2013-1 Indenture Supplement between Ally Master Owner Trust and Wells Fargo Bank, National Association, as Indenture Trustee, to be dated as of the Closing Date.

Exhibit 5.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of February 12, 2013.

Exhibit 8.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of February 12, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY WHOLESALE ENTERPRISES LLC

By:	/s/ Matt St. Charles
Name:	Matt St. Charles
Title:	Vice President

Dated: February 15, 2013

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of February 12, 2013, by and among Ally Bank, Ally Wholesale Enterprises LLC and Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the underwriters named therein.

Exhibit 4.1	Form of Series 2013-1 Indenture Supplement between Ally Master Owner Trust and Wells Fargo Bank, National Association, as Indenture Trustee, to be dated as of the Closing Date.

Exhibit 5.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of February 12, 2013.

Exhibit 8.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of February 12, 2013.